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                                                                   EXHIBIT 10.78

                               OPTION AGREEMENT

                         dated as of December 6, 1999


                                 in respect of


                      AIRCRAFT OPERATING LEASE AGREEMENTS
                     NO. 111, NO. 112, NO. 113 and NO. 114

                      each dated as of November 11, 1993


                                    between


                 FIRST SECURITY BANK, N.A., formerly known as
                      FIRST SECURITY BANK OF UTAH, N.A.,
                        not in its individual capacity
                        but solely as owner trustee, as

                                    Lessor

                                      and

                        MIDWAY AIRLINES CORPORATION, as

                                    Lessee

                                      and

                           DEBIS AIRFINANCE B.V., as

                               Beneficial Owner.



Aircraft:           Fokker 100 (F28 Mk 0100)
Serial Nos./RN:     11444/N103ML
(respectively)      11445/N104ML
                    11475/N105ML
                    11477/N106ML
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Option Agreement (this "Agreement"), dated as of  December 6, 1999, by and between:


(1) debis AirFinance B.V., a company incorporated under the laws of The Netherlands, having its principal place of business at Evert van de Beekstraat 22, 1118 CL Schiphol Airport, The Netherlands ("debis AF");

(2) Midway Airlines Corporation, a company incorporated under the laws of the State of Delaware, having its principal place of business at 2801 Slater Road, Suite 200, Morrisville, North Carolina 27560 ("Midway" or "Lessee"); and

(3) First Security Bank, N.A., formerly known as First Security Bank of Utah, N.A., a national banking association existing pursuant to the laws of the United States, having its principal place of business at 79 South Main Street, Salt Lake City, Utah 84130-0007, not in its individual capacity (except as expressly set forth in the Leases) but solely as Owner Trustee under the Trust Agreement ("Trustee" or "Lessor").

WHEREAS, debis AF is the beneficial owner of each of the four (4) aircraft identified in Exhibit A attached hereto (each, an "Aircraft" and collectively, the "Aircraft"), by virtue of its ownership of all the outstanding and issued shares of the special purpose companies which are the owners of the Aircraft identified by Serial Numbers 11445 and 11475 and otherwise by virtue of its direct beneficial ownership of the Aircraft identified by Serial Numbers 11444 and 11477; and

WHEREAS, the Trustee and Midway are parties to those certain Aircraft Operating Lease Agreements No. 111, No. 112, No. 113 and No. 114, each covering one of the Aircraft and each dated as of November 11, 1993 (as amended from time to time, each, a "Lease" and collectively, the "Leases"); and

WHEREAS, Midway wishes to purchase an option to terminate the Leases prior to the current termination dates as provided in Exhibit B hereto;

NOW THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:


1.   Definitions

          Terms which are capitalized but not defined herein shall have the meaning ascribed to such terms in the Leases.

2.  Payment for Option

          In consideration of the irrevocable payment by Midway of the sum of *** ******* ******* *************** receipt of which is hereby acknowledged, and other good and valuable consideration, the Lessor and debis AF hereby grant to Midway an irrevocable option to terminate the Leases pursuant to the terms of the Lease Termination and Compensation Agreement annexed hereto as Exhibit C (the "Termination Agreement").

3.  Exercise of Option

          Midway may exercise this option at any time prior to March 1, 2000 by signing and returning the Termination Agreement so that it is received by debis AF no later than

* redacted

                                       2
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          March 1, 2000. Upon such execution and receipt, debis AF and Lessor shall execute and return the same to Midway and the Termination Agreement shall become a binding agreement between the parties thereto.

4.  Termination of Option

          In the event that the option is not exercised as provided in Section 3 above, this Agreement shall become void and of no effect at midnight, Eastern Standard Time (New York City) on March 1, 2000. In such event, Lessor and/or debis AF may retain the Payment and shall have no further obligations to Midway with respect to this Agreement or the Payment.

5.  Governing Law

          This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York and without regard to any conflict of law rules. This Agreement is being delivered in the State of New York.

6.  Entire Agreement

          This Agreement is the sole and entire agreement between the parties hereto with respect to subject mater, supersedes all previous agreements and shall not be varied otherwise than by an instrument in writing executed by or on behalf of the parties hereto.

                                       3
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


SIGNED on behalf of

FIRST SECURITY BANK, N.A. (formerly known as First Security Bank of Utah; N.A.), not in its individual capacity but solely as owner trustee

By:   /s/ Greg A. Hawley
Name:     Greg A. Hawley
Title:    Vice President

SIGNED on behalf of

MIDWAY AIRLINES CORPORATION

By:   /s/ Jonathan S. Waller
Name:     Jonathan S. Waller
Title:    Senior Vice President
          General Counsel


SIGNED on behalf of

debis AirFinance B.V.

By:   /s/ Frank Haspel
Name:     Frank Haspel
Title:    Managing Director (CEO)

By:   /s/ John McMahon
Name:     John McMahon
Title:    Senior Vice President - Commercial

                                       4
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Draft - 12/1/99

                                   Exhibit A

--------------------------------------------------------------------------------
       Aircraft                 Aircraft                  Beneficial Owner
    Manufacturer's           Operation Lease
    Serial Number           Agreement Number
--------------------------------------------------------------------------------

       11444                      111                  debis AirFinance B.V.


       11445                      112                    American Aircraft
                                                          Finance I B.V.

       11475                      113                    American Aircraft
                                                          Finance II B.V.

       11477                      114                  debis AirFinance B.V.

--------------------------------------------------------------------------------

                                       5
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                                   Exhibit B


Revised Expiry Dates


February 1, 2001


March 1, 2001


May 1, 2001


June 1, 2001

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